UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2018

CRISPR THERAPEUTICS AG

(Exact Name of Company as Specified in Charter)

Switzerland	001-37923	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Baarerstrasse 14

6300 Zug

Switzerland

+41 61 228 7800

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01	Other Events.

On November 8, 2018, CRISPR Therapeutics AG (the “Company”) issued 214,512 common shares (the “Shares”) to ViaCyte, Inc. (“ViaCyte”), pursuant to the terms of that certain Research and Collaboration Agreement, dated September 17, 2018, by and between the Company and ViaCyte.

The issuance of the Shares was made pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-221491), including the prospectus dated December 4, 2017, as supplemented by a prospectus supplement dated September 24, 2018.

The legal opinion of VISCHER AG relating to the legality of the issuance of the Shares is attached as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

5.1	Opinion of VISCHER AG

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRISPR THERAPEUTICS AG

Date: November 8, 2018	By:	/s/ Samarth Kulkarni
Samarth Kulkarni
Chief Executive Officer